ADOPTION AGREEMENT FOR

                FINANCIAL NETWORK CORPORATION REGIONAL PROTOTYPE
                           STANDARDIZED PROFIT SHARING
                                 PLAN AND TRUST
                            (WITH PAIRING PROVISIONS)

     The undersigned Employer adopts the Financial Network Corporation Standardized Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

A1          PHOTOLINE SUPPLIES, INC. PROFIT SHARING PLAN
            --------------------------------------------
                         (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

     EMPLOYER INFORMATION

B1          Name of Employer  PHOTOLINE SUPPLIES, INC.
                              --------------------------------------------------
B2          Address  404 COMMERCE WAY, FLORIDA CENTRAL COMMERCE PARK
                     -----------------------------------------------
                     LONGWOOD                       FLORIDA       32750
                     --------------------------------------------------
                              City                   State        Zip

            Telephone (407) 830-6222

B3          Employer Identification Number              59 - 2736501
                                               -----------  --------
B4          Date Business Commenced    OCTOBER 1, 1986
                                       ---------------








Copyright 1990-R Financial Network Corporation

B5          TYPE OF ENTITY

            a    (X)   S Corporation
            b.   ( )   Professional Service Corporation
            c.   ( )   Corporation
            d.   ( )   Sole Proprietorship
            e.   ( )   Partnership
            f.   ( )   Other

            AND, is the Employer a member of . . .

            g.    a controlled group?                (  ) Yes (X) No
            h.    an affiliated service group?       (  ) Yes (X) No

B6          NAME(S) OF TRUSTEE(S)         a.   DOMINICK SEMINARA
                                               -------------------
                                          b.   CAROL J. SEMINARA
                                               -------------------
                                          c.

B7          TRUSTEES' ADDRESS             a. (X) Use Employer Address
            b. ( )
                  --------------------------------------------------------------
                                           Street
                  ----------------------------,     ----------------------------
                           City                         State               Zip

B8          LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

            a. (X) state      b. (  ) commonwealth of   c.    FLORIDA
               and this Plan and Trust shall be governed under the same.

B9          EMPLOYER FISCAL YEAR means the 12 consecutive month period:

            Commencing on a. JANUARY 1ST                 (e.g., January lst) and
                             -----------
                              month  day
            ending on b.      DECEMBER 31ST
                              -------------
                               month    day

PLAN INFORMATION

C1          EFFECTIVE DATE

            This Adoption Agreement of the Financial Network Corporation Standardized Profit Sharing Plan and Trust shall:

            a.  ( )  establish a new Plan effective as of
                     ------------------------ (hereinafter called the
                     "Effective Date").
            b.  (X)  constitute an amendment and restatement in its entirety of a previously established qualified Plan of the Employer which was effective JANUARY 1, 1987 (hereinafter called the "Effective DATE"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is JANUARY 1, 1989 (For TRA
                     '86 amendments, enter the first day of the first Plan
                     Year beginning in 1989).

C2          PLAN YEAR means the 12 consecutive month period:

            Commencing on     a. JANUARY 1ST     (e.g., January lst)
            and ending on     b. DECEMBER 31ST .

            IS THERE A SHORT PLAN YEAR?

                              c.   (X) No
                              d.   ( ) Yes, beginning
                                       and ending
C3          ANNIVERSARY DATE of Plan (Annual Valuation Date)

            a.  DECEMBER 31ST
                month    day

C4          PLAN NUMBER assigned by the Employer (select one)
            a. (x) 001        b. ( ) 002       c.( ) 003      d.( ) Other _____.

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

            a. (X) Employer (Use Employer Address)

            b. ( ) Name______________________________________________
                   Address___________________________________________
                   City___________________, State____________ Zip____
                   Telephone_________________________________________
                   Administrator's I.D. Number______________-________

C6          PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

            a.  (X)      Employer (Use Employer Address)

            b.  ( ) Name______________________________________________
                   Address___________________________________________
                   City___________________, State____________ Zip____

ELIGIBILITY, VESTING AND RETIREMENT AGE

D1 ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean all Employees who have satisfied the eligibility requirements except those checked below:

            a. ( ) N/A. No exclusions.
            b. (X) Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
            c. (X) Employees who are nonresident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

            NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer, any Affiliated Employer, and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

            a. (X) On the basis of actual hours for which an Employee is paid or entitled to payment.
            b. ( ) On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
            c. ( ) On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
            d. ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
            e. ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D3 CONDITIONS OF ELIGIBILITY (Plan Section 3.1) Check either a OR b and c, and if applicable, d)

            Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

            a. ( ) NO AGE OR SERVICE REQUIRED.

            b. ( X ) SERVICE REQUIREMENT. (may not exceed 2 years. If more than one Year of service is required, 100% immediate vesting is mandatory)

                  1.  ( )   None
                  2.  ( )   1/2 Year of Service
                  3.  (X)   1 Year of Service
                  4.  ( )   1 1/2 Years of Service
                  5.  ( )   2 Years of Service
                  6.  ( )   Other

            NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

            c. (X) AGE REQUIREMENT (may not exceed 21)

                  1.   ( )  N/A - No Age Requirement.
                  2.   ( )  20 1/2
                  3.   (X)  21
                  4.   ( )  Other

            d. ( ) FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date. (This option may not be selected if more than one (1) Year of Service is required above.)

D4 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

            a. ( ) the first day of the Plan Year in which he met the requirements.
            b. ( ) the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.
            c. (X) the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.
            d. ( ) the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less or 1 1/2 Years of Service or less if 100% immediate vesting is selected and age 20 1/2 or less.
            e. ( ) the first day of the month coinciding with or next following the date on which he met the requirements.
            f. ( ) Other:______________________________ , provided that an
            Employee who has satisfied the maximum age and service requirements that are permissible in Section D3 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D5          VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b)

            The vesting schedule, based on number of Years of Service, shall be as follows:

            a. ( ) 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

            b. ( )  0-2 years       0%           c.  (  )    0-4 years        0%
                      3 years     100%                         5 years      100%

            d. (X)  0-1 year        0%           e.  (  )      1 year        25%
                      2 years      20%                         2 years       50%
                      3 years      40%                         3 years       75%
                      4 years      60%                         4 years      100%
                      5 years      80%
                      6 years     100%

            f.  ( )   1 year       20%           g.   (  )   0-2 years        0%
                      2 years      40%                         3 years       20%
                      3 years      60%                         4 years       40%
                      4 years      80%                         5 years       60%
                      5 years     100%                         6 years       80%
                                                               7 years      100%

            h.  ( )  Other - Must be at least as liberal as either c or g above.

                     Years of Service          Percentage
                     ----------------          ---------------
                     ----------------          ---------------
                     ----------------          ---------------
                     ----------------          ---------------

D6 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

            a. (X) Vesting schedule has not been amended or amended schedule is more favorable in all years.

            b. ( ) Years of Service          Percentage
                   ----------------          ---------------
                   ----------------          ---------------
                   ----------------          ---------------
                   ----------------          ---------------

D7 TOP-HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

            a. (X)   N/A      (D5a, b, d, e or f was selected)

            b. ( )  0-1 year     0%       c. (  ) 0-2 years          0%
                      2 years   20%               3 years          100%
                      3 years   40%
                      4 years   60%
                      5 years   80%
                      6 years   100%

            NOTE: This section does not-apply to the Account balances of any
               Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D8 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

            a. (X) Service prior to the Effective Date of the Plan or a predecessor plan.
            b. ( )  N/A
            c. (X)  Service prior to the time an Employee attained age 18.
            d. ( )  N/A

D9          PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

            a.  (X)  No.
            b.  ( )  Yes: Years of Service with
                     shall be recognized for the purpose of this Plan.

            NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D10         NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

            a.  (X)  the date a Participant attains his 65TH birthday.
                     (not to exceed 65th)
            b.  ( )  the later of the date a Participant attains his _____
                     birthday (not to exceed 65th) or the
            c. _____ (not to exceed 5th) anniversary of the first day of the
               Plan Year in which participation in the Plan commenced.

D11         NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

            a.  ( )  as of the Participant's "NRA"
                     OR (must select b. or c. AND 1. or 2.)
            b.  ( )  as of the first day of the month...
            c.  (X)  as of the Anniversary Date...

                     1.  (X) coinciding with or next following the Participant's
                          "NRA".
                     2.  ( ) nearest the Participant's "NRA".

D12         EARLY RETIREMENT DATE (Plan Section 1.12) means the:

            a.  ( )  No Early Retirement provision provided.
            b.  ( )  date on which a Participant...
            c.  ( )  first day of the month coinciding with or next following the date on which a Participant...
            d.  (X)  Anniversary Date coinciding with or next following the date on which a Participant...

            AND,if b, c or d was selected...
                1.  (X) attains his 55TH birthday and has
                2.  (X) completed at least 10 Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1          a.  COMPENSATION (Plan Section 1.9) with respect to any
                Participant means:

                1.   (X) "415 Compensation."
                2.   ( ) Compensation reportable as wages on Form W-2.

            b.  COMPENSATION shall be

                1.   (X) actually paid (must be selected if Plan is integrated)
                2.   ( ) accrued

            c.  FOR PURPOSES OF THIS SECTION El, Compensation shall be based on:
                1.   ( ) the Plan Year.
                2.   ( ) the Fiscal Year coinciding with or ending
                         within the Plan Year.
                3.   (X) the Calendar Year coinciding with or ending within the
                         Plan Year.

            NOTE: The Limitation Year shall be the same as the year on which
                  Compensation is based.

            d. HOWEVER, for an Employee's first year of participation,
               Compensation shall be recognized as of:

                1.   (X)  the first day of the Plan Year.
                2.   ( )  the date the Participant entered the Plan.

            e. IN ADDITION, COMPENSATION and "414(s) Compensation" 1. (X) shall
               2. ( ) shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

E2          FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION (Plan Section 4.1)

            a.  ( )  Discretionary, out of current or accumulated Net Profits, to be determined by the Employer.
            b.  (X)  Discretionary, not limited to Net Profits, to be
                     determined by the Employer.

E3          CONTRIBUTION ALLOCATIONS (Plan Section 4.3)

            a.  (X)  FOR A NON-INTEGRATED PLAN

            The Employer contribution for the Plan Year shall be allocated to all Participant's eligible to share in the allocations in the same proportion that each Participant's Compensation bears to the total Compensation of all Participants for such year.

            b.  ( )  FOR AN INTEGRATED PLAN

            The total Employer contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

            c.  ( )  The Taxable Wage Base.
            d.  ( )  The greater of $10,000 or 20% of the Taxable Wage Base.
            e.  ( )  % of the Taxable Wage Base. (see Note below)
            f.  ( )  $________________. (see Note below)

            NOTE: The integration percentage of 5.7% shall be reduced to:

                1. 4.3% if e. or f. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
                2. 5.4% if e. or f. above is less than 100% and more than 80% of the Taxable Wage Base.

E4          FORFEITURES (Plan Section 4.3(e))

            a.  ( )  Forfeitures shall be added to the Employer's contribution under the Plan.
            b.  ( )  Forfeitures shall be allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

E5          ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))

            With respect to Plan Years beginning prior to 1990, any Participant who terminated employment during the Plan year for reasons other than death, Total and Permanent Disability or retirement:

            a.  ( )  shall share in the allocations of Contributions and
                     Forfeitures provided such Participant completed a Year of Service.
            b.  (X)  shall not share in the allocations of Contributions and
                     Forfeitures regardless of Hours of Service.

            NOTE: The Plan provides that with respect to Plan years beginning after 1989, a terminated Participant shall share in allocations provided such Participant completed more than 500 Hours of Service.

E6          ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))

            Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined...

            a.  ( )  by using a weighted average.
            b.  ( )  by treating one-half of all such contributions as being a part of the
                     Participant's nonsegregated account balance as of the previous
                     Anniversary Date or valuation date.
            c.  (X)  by using the method specified in Section 4.3(c).
            d.  ( )  other
                          ------------------------------------------------------

E7          LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

            a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, or if the Employer maintains a welfare benefit fund as defined in Code
                Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

                1.   ( ) N/A.
                2.   (X) The provisions of Section 4.4(b) of the Plan will
                         apply.
                3.   ( ) Provide the method under which the Plan will
                         limit total Annual
                         Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.



            NOTE: If a.3 above is selected, an Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

            b. If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

                1.   (X)  N/A.
                2.   ( )  In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess
                          Amount, such Excess Amount will be reduced in accordance with Section 4.4(a)(4) of the Plan.
                3.   ( )  Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                          -----------------------------------------------------

                          -----------------------------------------------------

E8          DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
            Distributions upon the death of a Participant prior to receiving any benefits shall...

            a.  (X)  be made pursuant to the election of the Participant or beneficiary.
            b.  ( )  begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
            c.  ( )  be made within 5 years of death for all beneficiaries.
            d.  ( )  other

E9 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

            a.  (X)  be recalculated at the Participant's election.
            b.  ( )  be recalculated.
            c.  ( )  not be recalculated.

E10 CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

            a.  (X)  N/A. Immediate distributions may be made at Participant's election.
            b.  ( )  The Participant has incurred _____ 1-Year Break(s) in
                     Service.
            c.  ( )  The Participant has reached his or her Early or Normal
                     Retirement Age.
            d.  ( )  Distributions may be made at the Participant's election on or after the
                     Anniversary Date following termination of employment.
            e.  ( )  Other

El1         FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
            Distributions under the Plan may be made...

            a.  1.   ( ) in lump sums.
                2.   (X) in lump sums or installments.

            b.  AND, pursuant to Plan Section 6.13,

                1. (x) no annuities are allowed (avoids Joint and Survivor rules).
                2. ( ) annuities are allowed (Plan Section 6.13 shall not apply).

            NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

            c.       AND may be made in...

                1.   ( ) cash only (except for insurance or annuity contracts).
                2.   (X) cash or property.

TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

            a.       (X) The Employer does not maintained a Defined Benefit
                         Plan.
            b.       ( ) A minimum, non-integrated contribution of 5% of each
                         Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)
            c.       ( ) A minimum, non-integrated contribution of 71/2% of each
                         Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
            d.       ( ) Specify the method under which the Plans will provide
                         top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).


                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

                     ___________________________________________________________

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined
            Benefit Plan in addition to this Plan, shall be based on...

            a.       (X) N/A. The Employer does not maintain a defined benefit
                         plan.

            b.       ( ) Interest Rate:____________________________________
                         Mortality Table:__________________________________


F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (23 or more Defined Contribution Plans (other than paired plans).

            a.       (X) N/A.
            b.       ( ) A minimum, non-integrated contribution of 3% of each
                         Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two
                         (2) or more non-paired Defined Contribution Plans.
            c.       ( ) Specify the method under which the Plans will provide
                         top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

F4          IS THIS A PAIRED PLAN?

            a.       (X) Yes. Name the Plan(s) with which this is paired.
                         PHOTOLINE SUPPLIES, INC. PENSION PLAN

            b.       ( ) No or N/A.

MISCELLANEOUS

G1          LOANS TO PARTICIPANTS (Plan Section 7.4)

            a.       ( ) Yes, loans may be made up to 550,000 or 1/2 Vested
                         interest.
            b.       (X) No, loans may not be made.

            If YES, (check all that apply)...

            c.       ( ) loans shall be treated as a Directed Investment.
            d.       ( ) loans shall only be made for hardship or financial
                         necessity.
            e.       ( ) the minimum loan shall be $1,000.
            f.       ( ) $10,000 de minimis loans may be made regardless
                         of Vested interest. (If selected, plan may need security in addition to Vested interest)

            NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8) are permitted for the interest in any one or more accounts.

            a.       ( ) Yes, regardless of the Participant's Vested interest in the Plan.
            b.       ( ) Yes, but only with respect to the Participant's Vested interest in the Plan.
            c.       ( ) Yes, but only with respect to those accounts which are
                         100% Vested.
            d.       (X) No directed investments are permitted.

G3          TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

            a.       ( ) Yes, transfers from qualified plans (and rollovers)
                         will be allowed.
            b.       (X) No, transfers from qualified plans (and rollovers)
                         will not be allowed.

            AND, transfers shall be permitted...

            c.       ( ) from any Employee, even if not a Participant.
            d.       ( ) from Participants only.

G4          HARDSHIP DISTRIBUTIONS (Plan Section 6.11)

            a.       (X)  Yes, hardship distributions may be made from any
                          accounts which are 100% Vested.
            b.       ( )  No hardship distributions are permitted.


G5          PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

            a.       ( )  If a Participant has reached the age of _____,
                          distributions may be made,
                          at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.
            b.       (X)  No pre-retirement distribution may be made.

G6 LIFE INSURANCE (Plan Section 7.2(d)) may be purchased with Plan contributions.

            a.       (X) No life insurance may be purchased.
            b.       ( ) Yes, at the option of the Administrator.
            c.       ( ) Yes, at the option of the Participant.

            AND, the purchase of initial or additional life insurance shall be subject to the following limitations: (select all that apply)

            d.       ( ) N/A, no limitations
            e.       ( ) each initial Contract shall have a minimum face amount of $__________.
            f.       ( ) each additional Contract shall have a minimum face
                         amount of $----------.
            g.       ( ) the Participant has completed _____ Years of Service.
            h.       ( ) the Participant has completed       _____ Years of
                         Service while a Participant in the Plan.
            i.       ( ) the Participant is under age _____ on the Contract
                         issue date.
            j.       ( ) the maximum amount of all Contracts on behalf of a
                         Participant shall not exceed $__________.
            k.       ( ) the maximum face amount of life insurance shall be
                         $__________.


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


An Employer who has ever maintained or who later adopts any plan in addition to this Plan (including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Code Section 415(1)(2) (other than paired plan #01-004, #01-006) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under code Section 401. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the Employer's plan(s) are qualified, application for a determination letter should be made to the appropriate key district director of Internal Revenue.

This Adoption Agreement may be used only in conjunction with basic Plan document #01. This Adoption Agreement and the basic Plan document shall together be known as Financial Network Corporation Standardized Profit Sharing Plan #01-002.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Financial Network Corporation will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Financial Network Corporation or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Financial Network Corporation of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 24 day of DECEMBER , 1991. Furthermore, this Plan may not be used unless acknowledged by Financial Network Corporation or its authorized representative.


EMPLOYER:

PHOTOLINE SUPPLIES, INC.                             /S/
----------------------------                         -------------------------
         (enter name)                                TRUSTEE DOMINICK SEMINARA

By: /S/                                             /S/
    ------------------------                        --------------------------
    DOMINICK SEMINARA                               TRUSTEE CAROL J. SEMINARA

PARTICIPATING EMPLOYER:                             --------------------------
                                                              TRUSTEE
         (NOT APPLICABLE)
-----------------------------
         (enter name)

By:
   --------------------------


This Plan may not be used, and shall not be deemed to be a Regional Prototype Plan, unless an authorized representative of Financial Network Corporation has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.


         Financial Network Corporation


         By:  /S/
              ------------------------------------
              Ann J. Wyly, Authorized Representative



                                       23